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                              UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                          Washington, DC 20549




                                FORM 8-K




                             CURRENT REPORT
                    Pursuant to Section 13 OR 15(d)
                 of the Securities Exchange Act of 1934



                               March 8, 2002
                             -----------------
          Date of Report (Date of earliest event reported)




                       ENVIRO-ENERGY CORPORATION
                       ----------------------------
(Exact name of small business issuer as specified in its charter)



                DELAWARE       0-30069          95-452-0761
               ----------     ---------        -------------
              (State of      (Commission     (I.R.S. Employer
              incorporation)  File Number    Identification Number)



                    4430 Haskell Avenue, Encino, CA 91436
                    ------------------------------------
     (Address of principal executive office)(City, State Zip Code)



Registrant's telephone number, including area code: (818) 784-2445
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                            TABLE OF CONTENTS

Item 1.  Changes in Control of Registrant                        page 2
Item 2.  Acquisition or Disposition of Assets                    page 2
Item 3.  Bankruptcy or Receivership                              page 2
Item 4.  Changes in Registrant's Certifying Accountant           page 2
Item 5.  Other Events                                            page 3
Item 6.  Resignation of Registrant's Directors                   page 3
Item 7.  Financial Statements & Exhibits                         page 3
         Exhibit 16.1 Letter from G. BRAD BECKSTEAD, CPA         page 4
Item 8.  Change in Fiscal Year                                   page 5
Signature/s                                                      page 5
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Item 1. Changes in Control of Registrant.

Not applicable.


Item 2. Acquisition or Disposition of Assets.

Not applicable.


Item 3. Bankruptcy or Receivership.

Not applicable.


Item 4. Change in Registrant's Certifying Accountant.

(a) Previous Independent Accountant

On March 6, 2002, the Board has approved the appointment of Singer Lewak Greenbaum and Goldstein LLP as Enviro-Energy Corporation's
Independent Accountants replacing G. BRAD BECKSTEAD, CPA.

Mr. Beckstead's reports on the Company's financial statements for the past two years did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. During the past two years and subsequent interim periods, prior to the change in auditors there were no disagreements with Mr. Beckstead on any matter of accounting principles or practices, financial statement disclosures or auditing scope of procedure, which if not resolved to the satisfaction of Mr. Beckstead, would have caused it to make reference to the subject matter of the disagreement in connection with its reports on the financial statements for such years. During this time period, there were no "reportable events" as defined in Regulation S-K Item 304 (a)(1)(v).

Enviro-Energy Corporation requested that G. BRAD BECKSTEAD, CPA furnish it a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of that letter dated March 11, 2002 is filed as Exhibit 16 to this Form 8-K.

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(b) New Independent Accountants

Enviro-Energy Corporation engaged Singer Lewak Greenbaum and Goldstein LLP as the Company's principal accountant effective March of 2002. During the Registrant's two most recent fiscal years prior to engaging Singer Lewak Greenbaum and Goldstein LLP, neither the Company nor anyone on its behalf consulted with Singer Lewak Greenbaum and Goldstein LLP regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, and neither a written report nor oral advice was provided to the Company by Singer Lewak and Goldstein LLP that was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is defined to Item 304 (a) (1) (iv) of Regulation S-K and the related instructions to 304 of Regulation S-K, or a reportable event, as that term is defined in Item (a) (1) (v) of Regulation S-K.


Item 5. Other Events.

Not applicable.


Item 6. Resignation of Registrant's Directors.

Not applicable.


Item 7. Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

Not applicable.

b) Pro forma financial information.

Not applicable.

(c) Exhibits.

16.1 Letter of G. BRAD BECKSTEAD, CPA  (See next page)










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G. Brad Beckstead
Certified Public Accountant

330 E. Warm Springs Rd.
Las Vegas, NV 89119
702.257.1984
702.362.0540 fax

March 11, 2002

Securities and Exchange Commission
Washington, D.C. 20549

Ladies and Gentlemen:

I was previously principal accountant for Enviro-Energy Corporation (formerly "ThermaFreeze, Inc.") (the "Company") and reported on the financial statements of the Company for the year ended December 31, 2000. Effective March 6, 2002, my appointment as principal accountant was terminated.

I have read the Company's statements included under Item 4 of its Form 8-K dated March 8, 2002, and I agree with such statements, except that I am not in a position to agree or disagree with the Company's statement that the change was approved by the Audit Committee of the Board of Directors or that the firm Singer Lewak Greenbaum and Goldstein, LLP was not engaged regarding any matter requiring disclosure under Regulation S-K, Item 304(a)(2).

Very truly yours,



/s/ G. Brad Beckstead, CPA



















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Item 8. Change in Fiscal Year.

Not applicable.





SIGNATURES


PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED HEREUNTO DULY AUTHORIZED.


ENVIRO-ENERGY CORPORATION
-------------------------
     (Registrant)



/s/ Galen Loven
-----------------
  GALEN LOVEN
   Chairman



DATE:   March 11, 2002
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